UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                      -----------------------------------

                                  FORM 8-K/A

                              Amendment No. 1 to

                                Current Report
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                       ---------------------------------

       Date of Report: October 24, 2003, as amended on November 21, 2003
                       (Date of earliest event reported)


                                 OWENS CORNING
            (Exact name of Registrant as specified in its charter)


         Delaware                     1-3660                 34-4323452
(State or Other Jurisdiction   (Commission File Number)   (IRS Employer
 of Incorporation)                                        Identification No.)


                           One Owens Corning Parkway
                              Toledo, Ohio 43659
         (Address of principal executive offices, including zip code)


      Registrant's telephone number, including area code: (419) 248-8000




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ITEM 5.  OTHER ITEMS AND REQUIRED FD DISCLOSURE

As previously reported, on October 5, 2000, Owens Corning and certain of its United States subsidiaries (collectively, the "Debtors") filed voluntary petitions with the United States Bankruptcy Court for the District of Delaware (the "Court") seeking relief under Chapter 11 of the United States Bankruptcy Code.

Also as previously reported:

     - On January 17, 2003, the Debtors, together with the Official Committee of Asbestos Claimants and the Legal Representative for the class of future asbestos claimants (collectively, the "Proponents"), filed with the Court a Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession.

     - On March 28, 2003, the Proponents filed with the Court an Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (the "First Amended Plan") and a Disclosure Statement with respect to the First Amended Plan.

     - On May 23, 2003, the Proponents filed with the Court a Second Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (the "Second Amended Plan") and a Disclosure Statement with respect to the Second Amended Plan.

     - On August 8, 2003, the Proponents filed with the Court a Third Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (the "Third Amended Plan") and a Disclosure Statement with respect to the Third Amended Plan.

On October 24, 2003, the Proponents filed with the Court a Fourth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession (the "Fourth Amended Plan"). A copy of the Fourth Amended Plan is being filed as Exhibit 2 to this Amendment No. 1 to Current Report on Form 8-K/A and is incorporated by reference herein.

Also on October 24, 2003, the Proponents filed with the Court a Disclosure Statement with respect to the Fourth Amended Plan (the "Third Amended Disclosure Statement"). In a hearing before the Court on October 27, 2003, the Court requested that the Proponents make certain minor revisions to the Third Amended Disclosure Statement. The Proponents made such revisions and refiled the revised Third Amended Disclosure Statement with the Court on November 21, 2003. A copy of the Third Amended Disclosure Statement as revised is being filed as Exhibit 99 to this Amendment No. 1 to Current Report on Form 8-K/A and is incorporated by reference herein. The Third Amended Disclosure Statement as revised has been prepared in accordance with Section 1125 of the United States Bankruptcy Code and Rule 3016 of the Federal Rules of Bankruptcy Procedure and not in accordance with federal or state securities laws or other non-bankruptcy laws or regulations. The Third Amended Disclosure Statement as revised has not been approved by the Court and is subject to amendment.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits.

Exhibit
Number            Description
-------           -----------

    2 Fourth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession

    99 Disclosure Statement With Respect To Fourth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession, as revised and refiled with the Court on November 21, 2003


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Owens Corning has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             OWENS CORNING

Date:    November 25, 2003                   By: /s/ Stephen K. Krull
                                                ---------------------------
                                                Name:  Stephen K. Krull
                                                Title: Senior Vice President,
                                                       General Counsel and
                                                       Secretary


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                                 EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

    2 Fourth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors And Debtors-In-Possession

    99 Disclosure Statement With Respect To Fourth Amended Joint Plan Of Reorganization For Owens Corning And Its Affiliated Debtors and Debtors-In-Possession, as revised and refiled with the Court on November 21, 2003